UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

March 14, 2011

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number

1-7810	Energen Corporation	Alabama	63-0757759

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01          Regulation FD Disclosure

On March 11, 2011, Energen Corporation issued a press release announcing that senior managers will meet with members of the investment community at the Wells Fargo 2nd Annual Boston Exploration & Production Forum on Tuesday, March 15, 2011. Updated meeting materials will be available for viewing on Energen’s web site, http://www.energen.com, beginning Tuesday, March 15, 2011, at 7:00 a.m. ET. Included in these updated materials are reconciliations of certain Non-GAAP financial measures to the related GAAP financial measures. These updated materials are attached hereto as Exhibit 99.1 to this Form 8-K and are furnished to, but not filed with, the Commission.

ITEM 9.01          Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number:

99.1	Wells Fargo 2nd Annual Boston Exploration & Production Forum Meeting Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION

March 14, 2011	By /s/ Charles W. Porter, Jr.
Charles W. Porter, Jr.
Vice President, Chief Financial Officer and Treasurer of Energen Corporation

EXHIBIT INDEX

EXHIBIT NUMBER		DESCRIPTION

99.1	*	Wells Fargo 2nd Annual Boston Exploration & Production Forum Meeting Materials

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.

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